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                                                                   EXHIBIT 23.4

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Biosystems Group of Life Sciences International PLC:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                KPMG Audit Plc


London, England
May 20, 1998